UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST REPORTED EVENT – SEPTEMBER 15, 2010

GLOBAL WATER ASSET CORPORATION
(Exact name of Registrant as specified in its charter)

DELAWARE	000-51075	20-0919460
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

1170 Place du Frere-Andre, Second Floor
Montreal, Quebec, H3B 3C6
Canada
(Address of principal executive offices)

514-518-0614
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02: Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 15, 2010, Mr. Andre Rochette resigned as a member of the Board of Directors, and Chief Financial Officer of Global Water Asset Corporation (the “Company”).  Mr. Rochette served on the Company’s Board of Directors since August 12, 2010.  Mr. Rochette health was the reason for his resignation from the Company’s Board of Directors and as Chief Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL WATER ASSET CORPORATION

Date: February 11, 2011	By:	/s/ Michel Pelletier
Name: Michel Pelletier
Title: President